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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 18, 2004


                                  iVillage Inc.
       -----------------------------------------------------------------
               (Exact name of registrant as specified in charter)



           Delaware                       000-25469              13-3845162
------------------------------   -------------------------  --------------------
        (State or other           (Commission File Number)   (IRS Employer
jurisdiction of incorporation)                               Identification No.)





   500 Seventh Avenue, New York, New York                         10018
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  (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             99.1 Press Release, dated May 18, 2004, announcing the signing of a Memorandum of Understanding between Hearst Communications, Inc. and the Registrant.

Item 9.  Regulation FD Disclosure.

         On May 18, 2004, the Registrant issued a press release announcing the signing of a Memorandum of Understanding between Hearst Communications, Inc. and the Registrant. A copy of the press release is attached as Exhibit 99.1 hereto.

         The information in this Form 8-K and the Exhibit attached hereto is being furnished pursuant to "Item 9. Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                        iVILLAGE INC.
                                                        (Registrant)


Date:  May 18, 2004                                 By: /s/ Scott Levine
                                                        -----------------------
                                                        Scott Levine
                                                        Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release, dated May 18, 2004, announcing the signing of a Memorandum of Understanding between Hearst Communications, Inc. and the Registrant.












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